UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

June 15, 2017

Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

11422 Miracle Hills Drive, Suite 300
Omaha, Nebraska	68154
(Address of principal executive offices)	(Zip Code)

(402) 453-4444

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The stockholders of Ballantyne Strong, Inc. (the “Company”) approved the 2017 Omnibus Equity Compensation Plan (the “2017 Plan”) at the Annual Meeting of Stockholders held on June 15, 2017 (the “Annual Meeting”). The 2017 Plan replaces the Company’s 2010 Long-Term Incentive Plan and 2014 Non-Employee Directors’ Restricted Stock Plan (collectively, the “Prior Plans”). No new awards will be granted under the Prior Plans.

The objective of the 2017 Plan is to provide incentives to attract and retain key employees, non-employee directors and consultants and align their interests with those of the Company’s stockholders. The 2017 Plan will be administered by the Compensation Committee of the Board of Directors and will have a term of ten years. All non-employee directors of the Company and employees and consultants of the Company and its subsidiaries designated by the Compensation Committee are eligible to participate in the 2017 Plan and to receive awards, including stock options (which may be incentive stock options or non-qualified stock options), stock appreciation rights (“SARS”), restricted shares, restricted share units, or other share-based awards and cash-based awards. The 2017 Plan also authorizes the Compensation Committee to grant awards under the 2017 Plan that are intended to qualify for exemption from Section 162(m) of the Internal Revenue Code of 1986, as amended, as “qualified performance-based compensation.”

The maximum number of shares that may be issued or transferred with respect to awards under the 2017 Plan is 1,771,189 shares (including 971,189 shares available as of December 31, 2016 for issuance under the Prior Plans), decreased by the number of shares subject to awards granted under the Prior Plans after December 31, 2016 and prior to June 15, 2017, and increased by the number of shares covered by outstanding awards under the Prior Plans after December 31, 2016 that are forfeited, cancelled, surrendered, settled in cash or otherwise terminated without the issuance of shares. The number of shares available for issuance under the 2017 Plan is also subject to adjustment in certain circumstances. Shares underlying awards that are settled in cash or that expire or are forfeited, cancelled, settled in cash or surrendered without the issuance of shares will again be available for issuance under the 2017 Plan. Shares used to pay the exercise price of stock options, repurchased by the Company with stock option proceeds, or used to pay withholding taxes upon exercise, vesting or payment of an award will not again be available for issuance under the 2017 Plan. In addition, when a SAR is exercised and settled in shares, all of the shares underlying the SAR will be counted against the share limit of the 2017 Plan regardless of the number of shares used to settle the SAR.

All of the shares authorized for grant under the 2017 Plan may be issued pursuant to incentive stock options. In addition, the following annual limitations apply to awards that are intended to qualify for exemption from Section 162(m) as “qualified performance-based compensation”: (i) the maximum number of shares that may be subject to stock options or SARs granted in any calendar year to any one participant is 200,000 shares, (ii) the maximum aggregate number of shares of restricted stock and shares issuable or deliverable under restricted share units and other share-based awards granted in any calendar year to any one participant is 120,000 shares, (iii) the maximum aggregate cash compensation that can be paid pursuant to cash-based awards or other share-based awards granted in any calendar year to any one participant is $1,000,000 (or a number of shares with an aggregate fair market value not exceeding that amount), and (iv) the maximum dividend equivalents that may be paid in any calendar year to any one participant is $100,000 (or a number of shares with an aggregate fair market value not exceeding that amount).

The 2017 Plan also provides that the aggregate grant date fair value (determined as of the applicable date(s) of grant in accordance with applicable financial accounting rules) of all awards granted to any non-employee director during any single calendar year, taken together with any cash fees paid to such person during such calendar year, shall not exceed $200,000.

Awards granted under the 2017 Plan may be subject to forfeiture or recoupment as determined by the Compensation Committee in the event of detrimental activity, such as a participant’s breach of applicable restrictive covenants. Awards under the 2017 Plan also may be subject to forfeiture or recoupment under any compensation recovery (or “clawback”) policy that the Company may adopt.

A summary of the 2017 Plan is included in Proposal Five of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2017 (the “Proxy Statement”), which summary is incorporated in its entirety herein by reference. The summaries of the 2017 Plan contained herein and in the Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the 2017 Plan, a copy of which has been filed as an exhibit to the Registration Statement on Form S-8, filed with the Securities and Exchange Commission on June 15, 2017, and is incorporated herein by reference.

The Compensation Committee has also approved forms of award agreements for use in granting stock options, restricted shares and restricted stock units under the 2017 Plan. These forms have been filed as exhibits to the Registration Statement on Form S-8, filed with the Securities and Exchange Commission on June 15, 2017, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 15, 2017. There were issued and outstanding and entitled to vote at the Annual Meeting 14,398,090 shares of common stock. There were present, in person or by proxy, 13,753,689 shares representing approximately 95.5% of the common stock issued and outstanding and entitled to vote. The matters set forth below were voted upon, with the results as indicated:

Proposal No. 1 – Election of Directors:

The Inspector of Elections certified the following vote tabulations for the eight nominees for election to the Board of Directors, all of whom were elected:

	For	Withheld	Broker Non-Votes
D. Kyle Cerminara	10,157,841	326,831	3,269,017
Samuel C. Freitag	9,011,023	1,473,649	3,269,017
William J. Gerber	9,010,023	1,474,649	3,269,017
Lewis M. Johnson	10,330,910	153,762	3,269,017
Charles T. Lanktree	10,328,110	156,562	3,269,017
Robert J. Roschman	10,327,110	157,562	3,269,017
James C. Shay	7,993,004	2,491,668	3,269,017
Ndamukong Suh	10,291,110	193,562	3,269,017

Proposal No. 2 – Advisory Approval of Executive Compensation:

The Inspector of Elections certified the following advisory vote tabulations for the non-binding approval of the compensation of the Company’s Named Executive Officers, as described in the Company’s Proxy Statement:

For	Against	Abstain	Broker Non-Votes
8,000,782	1,593,780	890,110	3,269,017

Proposal No. 3 – Advisory Vote on the Frequency of the Vote on Executive Compensation:

The Inspector of Elections certified the following advisory vote tabulations for the non-binding resolution to approve the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers, as described in the Company’s Proxy Statement:

One Year Frequency	Two Year Frequency	Three Year Frequency	Abstain	Broker Non-Votes
9,315,446	2,135	1,093,955	73,136	3,269,017

In light of the outcome of the stockholder vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers and its previous recommendation, the Company’s Board of Directors has determined to continue to holding the advisory vote on the compensation of the Company’s named executive officers every year until the next required vote on the frequency of such votes. Accordingly, the next stockholder advisory vote on executive compensation is expected to be held at the Company’s 2018 annual meeting of stockholders. The next advisory vote on the frequency of future advisory votes on executive compensation is required to occur no later than the Company’s 2023 annual meeting of stockholders.

Proposal No. 4 – Ratification of Appointment of Independent Auditors:

The Inspector of Elections certified the following vote tabulations for the proposal to ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017:

For	Against	Abstain
12,214,650	1,465,264	73,775

Proposal No. 5 – Approval of the Ballantyne Strong, Inc. 2017 Omnibus Equity Compensation Plan:

The Inspector of Elections certified the following vote tabulations for the proposal to approve the Ballantyne Strong, Inc. 2017 Omnibus Equity Compensation Plan:

For	Against	Abstain	Broker Non-Votes
9,653,979	744,556	86,137	3,269,017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE STRONG, INC.

By:	/s/ Lance V. Schulz
Lance V. Schulz
Senior Vice President, Chief Financial Officer

Date: June 16, 2017